Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated September 27, 2024 to the currently effective Prospectus (the

“Prospectus”) and Statement of Additional Information (the “SAI”), each as may be supplemented from time to time, for Guggenheim Capital Stewardship Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectus and SAI for the Fund and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of Guggenheim Funds Trust (the “Trust”) has approved the closing of the Fund, liquidation of the Fund’s portfolio securities and other assets, if any, and the termination of the Fund pursuant to the terms of a Plan of Liquidation (the “Plan”). Accordingly, the Fund will cease operations, liquidate its assets, if any, and distribute the liquidation proceeds to shareholders of record, if any, on September 27, 2024 (the “Liquidation Date”). Pursuant to the Plan, the Fund will be terminated as promptly as practicable following the Liquidation Date.

Pursuant to the Plan, the Fund will automatically redeem any remaining shareholders’ Fund shares and distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date.

Please retain this supplement for future reference.